UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

October 11, 2007

Date of report (Date of earliest event reported)

MedicalCV, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	000-33295	41-1717208
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9725 South Robert Trail

Inver Grove Heights, Minnesota 55077

(Address of principal executive offices, including zip code)

(651) 452-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e)	Amendment to Amended and Restated 2001 Equity Incentive Plan

On October 11, 2007, our shareholders approved an amendment to our Amended and Restated 2001 Equity Incentive Plan that increases the total number of shares for which awards may be granted from 600,000 to 1,400,000. The terms and conditions of such plan are set forth under the caption “Proposal No. 3 Amendment to Amended and Restated 2001 Equity Incentive Plan” in our Definitive Schedule 14A (Proxy Statement) filed with the Securities and Exchange Commission on September 11, 2007. Such description, which is qualified in its entirety by reference to the Amended and Restated 2001 Equity Incentive Plan at Exhibit 10.1 to this report, is incorporated by reference in response to this Item 5.02.

Amendment to 2005 Director Stock Option Plan

On October 11, 2007, our shareholders approved an amendment to our 2005 Director Stock Option Plan that (1) increases the automatic annual option awards from an option for the purchase of 5,000 shares to an option for the purchase of 10,000 shares, (2) replaces the initial pro-rated option award for new directors joining the board at other than an annual meeting of shareholders with an option for the purchase of 10,000 shares and (3) increases the total number of shares for which awards may be granted from 100,000 to 300,000. The terms and conditions of such plan are set forth under the caption “Proposal No. 4 Amendment to 2005 Director Stock Option Plan” in our Definitive Schedule 14A (Proxy Statement) filed with the Securities and Exchange Commission on September 11, 2007. Such description, which is qualified in its entirety by reference to the Amended and Restated 2005 Director Stock Option Plan at Exhibit 10.2 to this report, is incorporated by reference in response to this Item 5.02.

ITEM 8.01        OTHER EVENTS

Election of Directors

On October 11, 2007, our shareholders elected the following eight persons to serve on our board of directors until the next annual meeting of shareholders and until their respective successors are elected and duly qualified:  Susan L. Critzer, Marc P. Flores, David A. Chazanovitz, Richard J. Faleschini, Larry G. Haimovitch, David B. Kaysen, Paul K. Miller and J. Robert Paulson, Jr.

Amendment to Articles of Incorporation

On October 11, 2007, our shareholders approved an amendment to our restated articles of incorporation that increases the number of authorized shares from 25,000,000 to 50,000,000, consisting of (a) 1,000,000 shares of preferred stock of the par value of $0.01 per share and (b) 49,000,000 shares of common stock of the par value of $0.01 per share. Our Restated Articles of Incorporation, as Amended, appear as Exhibit 3.1 to this report.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

See “Exhibit Index.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MedicalCV, Inc.

Date: October 11, 2007	By:	/s/ Michael A. Brodeur
Michael A. Brodeur Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Restated Articles of Incorporation of the Registrant, as Amended.
10.1	Amended and Restated 2001 Equity Incentive Plan (incorporated by reference to our Definitive Schedule 14A (Proxy Statement), filed on September 11, 2007 (File No. 000-33295)).
10.2	Amended and Restated 2005 Director Stock Option Plan (incorporated by reference to our Definitive Schedule 14A (Proxy Statement), filed on September 11, 2007 (File No. 000-33295)).